SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------

                                  FORM 8-K/A #2
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report April 2 1998
                        (Date of earliest event reported)

                        HOSPITAL STAFFING SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            FLORIDA                  1-11131            59-2150637
(State or other jurisdiction       (Commission       (I.R.S. Employer
       of incorporation)           File Number)    Identification Number)

                      6245 North Federal Highway, Suite 500
                       Fort Lauderdale, Florida 33308-1900
                    (Address of principal executive offices)

                                 (954) 771-0500
               Registrant's telephone number, including area code

                HOSPITAL STAFFING SERVICES, INC. AND SUBSIDIARIES
                                  FORM 8-K/A #2
              ITEM 4. Changes in Registrant's Certifying Accountant


On April 2, 1998 the client-auditor relationship between Hospital Staffing Services, Inc. ("Company") and Arthur Andersen LLP ceased. The former accountant declined to stand for re-appointment as the Company's principal accountant. The declination to stand for re-appointment was approved by the Company's Chief Executive Officer on the above-mentioned date. Attached is a formal response letter from the Company's principal accountant on this matter as Exhibit 16.

The principal accountant's report on the financial statements for the past two years, through the audited periods ended November 30, 1996 contained no adverse opinions or a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the principal accountant's report dated February 23, 1996, on the financial statements for the year ended November 30, 1995, was modified to include a fourth paragraph as follows:

     "As discussed in Note 1 to the consolidated financial statements, effective December 1, 1993, the Company changed its method of accounting for income taxes."

During the Company's most recent two fiscal years and any subsequent interim period (through April 2, 1998) preceding the declination to stand for re-appointment, there were no disagreements or "reportable events" between the Company and the former accountant on any matter of accounting principle, practices, financial statement disclosure, auditing scope or procedures.

The Company filed for protection under Chapter 11 of the Federal Bankruptcy Code on March 16 (Corporate) and March 18 (Field Operations). As such engagement of another accounting firm requires approval from the Court. The Company has been engaged in discussions with Ernst & Young, LLP and a proposal has been put before the Court; however, the required approval was not obtained as of Friday, April 10, 1998. On-going discussions continue with Ernst & Young, LLP to overcome the obstacles presented by the Court.

During the period, subsequent to the non-acceptance of the Ernst & Young, LLP proposal, the Company has continued to contact, hold discussions and negotiate acceptable fee arrangements with a series of accounting firms including Ernst & Young, LLP. Upon selection and approval of fee arrangements by the Courts, an announcement of the Company's external accounting firm will be issued immediately. It is the Company's intention to complete this process with all prudent haste.

                                   SIGNATURES
                                   May 6, 1998


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


HOSPITAL STAFFING SERVICES, INC.


By: /s/Steve Martin                        Steve Martin, Chief Financial Officer
                                           (principal financial officer)
                                           Date: May 6, 1998

EXHIBIT 16:




May 6, 1998

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549






Ladies and Gentlemen:

We have read the first three paragraphs of Item 4 included in the Form 8-K/A #2 dated April 2, 1998 of Hospital Staffing Services, Inc. (Commission File Number 1-11131) to be filed with the Securities and Exchange Commission on or about May 6, 1998, and are in agreement with the statements about our firm made in the first two sentences of the first paragraph, and in the second and third paragraphs.




Very truly yours,




ARTHUR ANDERSEN LLP



cc:      Mr. Steve Martin
         Chief Financial Officer
         Hospital Staffing Services, Inc.